UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 22, 2025

Benchmark 2025-V16 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002060845)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Bank of Montreal

(Central Index Key number 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-01	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 22, 2025, Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, collectively with CGMI, DBSI, GS&Co., BCI, BMO Capital and Bancroft, in such capacity, the “Underwriters”), entered into an agreement with Citigroup Commercial Mortgage Securities Inc. (the “Depositor”), dated July 22, 2025 (the “Underwriting Agreement”), which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about August 13, 2025 (the exact date of such sale, the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $551,086,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of $62,083,480, to CGMI, DBSI, GS&Co., BCI, BMO Capital, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of July 22, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, it is expected that Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) will cause the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2025 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, of the Benchmark 2025-V16 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-V16 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the Class VRR Certificates.

CGMI, DBSI, GS&Co., BCI and BMO Capital are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 17, 2025, and by the Prospectus, dated July 22, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates will represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-V16 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) German American

Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Barclays Capital Real Estate Inc. (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor, Barclays and Barclays Capital Holdings Inc., and (v) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “BMO Mortgage Loan Purchase Agreement” and, collectively with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the Barclays Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BMO. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, respectively.

The assets of the Issuing Entity include several Mortgage Loans that are each part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreements, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
ILPT 2025 Portfolio	4.9	4.2
The Wharf	4.10	4.3
The Wave	4.11	4.4
The Roosevelt New Orleans	4.12	4.5
Poinciana Lakes Plaza	4.13	–
Shaw Park Plaza	4.14	4.6
The Link	4.15	4.7
Gateway Industrial Center	4.16	4.8
347-363 Flushing Avenue	4.17	4.6

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 22, 2025. The related registration statement (file no. 333-286596) was originally declared effective on June 20, 2025. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	ILPT 2025-LPF2 TSA
Exhibit 4.3	WHARF 2025-DC TSA
Exhibit 4.4	BBCMS 2025-5C34 PSA
Exhibit 4.5	BBCMS 2025-5C36 PSA
Exhibit 4.6	BMO 2025-5C11 PSA
Exhibit 4.7	Benchmark 2025-V14 PSA
Exhibit 4.8	WFCM 2025-5C5 PSA
Exhibit 4.9	ILPT 2025 Portfolio Co-Lender Agreement
Exhibit 4.10	The Wharf Co-Lender Agreement
Exhibit 4.11	The Wave Co-Lender Agreement
Exhibit 4.12	The Roosevelt New Orleans Co-Lender Agreement
Exhibit 4.13	Poinciana Lakes Plaza Co-Lender Agreement
Exhibit 4.14	Shaw Park Plaza Co-Lender Agreement
Exhibit 4.15	The Link Co-Lender Agreement
Exhibit 4.16	Gateway Industrial Center Co-Lender Agreement
Exhibit 4.17	347-363 Flushing Avenue Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 22, 2025, which such certification is dated July 22, 2025
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.5	BMO Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2025	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

Benchmark 2025-V16 – Form 8-K